                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 31, 2000
                                                         ---------------

                       Home Security International, Inc.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-26399                 98-0169495
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File number)          Identification No.)



            Level 7, 77 Pacific Highway
            North Sydney, NSW Australia                            2060
    ----------------------------------------------             ------------
       (Address of principal executive offices)                 (Zip Code)



   Registrant's telephone number, including area code: (011) (612) 9936-2424
                                                       ---------------------



        _______________________________________________________________
          Former name or former address, if changed since last report

Item 2.  Disposition of Assets

     Effective March 31, 2000, Home Security International, Inc. (the "Company"), through its wholly-owned subsidiary FAI Home Security Pty. Limited ("FHS"), sold its 50% interest in FAI Finance Corporation Pty. Ltd. ("FFC") to FAI Insurances Limited ("FAI") for approximately $8,117,567 (the "Sale"). On or about April 7, 2000, FAI paid the Company, through its subsidiary $2,400,000, and the remainder of the Sale price is expected to be paid on or before April 26, 2000. FAI, which owns approximately 47% of the outstanding common stock of the Company, is a wholly owned subsidiary of HIH Insurance Limited ("HIH").

     In connection with FHS's purchase of FFC in Fiscal 1997, FAI provided FHS with purchase money financing, approximately $4,439,175 of which remains outstanding (the "FAI Note"). Pursuant to the terms of the Sale, FAI has agreed to extend the payment terms of the FAI Note which will be guaranteed by a security interest in FHS's wholly owned subsidiary, Ness Security Products Pty. Ltd. Upon receipt of the proceeds of the Sale, the Company will pay to Integrated Investments Limited ("IIL") $8,200,000 in full settlement of the $8,298,000 due to IIL on June 30, 2000 (the "IIL Payment"). The reduction in the amount paid versus that owed as of June 30, 2000 reflects a discount for the time value of money. To the extent that the proceeds from the Sale are insufficient to pay IIL in full, FAI will lend the shortfall to FHS and such amount will be added to the FAI Note and will accrue interest annually at the rate of 7.75% and require monthly payments of principal and interest over sixty months.

     In addition to the above described transactions, pursuant to the terms of the Sale, FFC has agreed to increase the limit on its existing factoring facility with FHS from approximately $3,061,500 to approximately $4,592,250.

     Rodney Adler, a director of HIH, and Paul Brown, the owner of IIL, are also directors of the Company. Sutter Securities, Inc. issued a fairness opinion to the Company stating that the Sale was in the best interest of the public shareholders of HSI and a reasonable third-party transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Financial Statements.

                Not applicable.

          (b)   Unaudited Pro Forma Financial Statements.

                (i) Unaudited Pro Forma Consolidated Statement of Operations for six months ended December 31, 1999

                (ii) Unaudited Pro Forma Consolidated Statement of Operations for fiscal year ended June 30, 1999

                (iii) Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1999

                       HOME SECURITY INTERNATIONAL, INC

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

     The accompanying unaudited pro forma statements of operations for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999 have been prepared after giving effect to the pro forma adjustments described in the notes thereto as if the sale of FAI Finance Corporation Pty Limited ("FFC") took place at the beginning of such periods. The unaudited pro forma balance sheet as of December 31, 1999 has been prepared as if the sale of FFC, which occurred on March 31, 2000, had been in effect on December 31, 1999.

     The unaudited pro forma statements do not purport to represent what the results of operations or financial condition of the Company would actually have been for the corresponding period if the respective events or transaction described above had in fact been in effect throughout such periods or to project the results of operations or financial condition of the Company for any future date or period.

     The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Home Security International, Inc ("the Company") as found in the Annual Report on Form-10K for the fiscal year ended June 30, 1999, and the Quarterly Report on Form 10-Q for the quarter ended December 31, 1999.

            Unaudited Pro Forma Consolidated Statement of Operations
                     for six months ended December 31, 1999

                                                       HSI
                                                   Consolidated                                           Pro Forma
                                                   December 31,          Pro Forma                       December 31,
                                                       1999             Adjustments         Note             1999
                                                  --------------       -------------       ------       --------------
                                                                 (in thousands, except per share data)
Net sales                                               $ 18,127          $ ---                                $18,127
Cost of goods                                             (9,078)                                               (9,078)
                                                  --------------                                        --------------
Gross profit                                               9,049                                                 9,049
General and administrative expenses                       (7,047)                                               (7,047)
Amortization and depreciation                             (1,320)                                               (1,320)
Research and development                                    (430)                                                 (430)
                                                  --------------                                        --------------
Income from operations                                       252                                                   252
Non operating income - other                                (327)           831             (1)                    504
Interest income (expense), net                              (388)           389             (2)                      1
                                                  --------------                                        --------------
Income before income taxes, equity in income
       of affiliated companies                              (463)                                                  757
Income tax benefit (expense)                                 242           (206)            (3)                     36
                                                  --------------                                        --------------
Income before equity in income of affiliated
       Companies                                            (221)                                                  793
Equity in income of affiliated companies                      55            (55)            (4)                    ---
                                                  --------------                                        --------------
Income before extraordinary gain                             166                                                   793
Extraordinary gain from early
 extinguishment of debt                                      ---             64             (5)                     64

                                                  --------------                                        --------------
Net income                                              $    166                                               $   857
                                                  ==============                                        ==============
Diluted weighted average shares of Common
       Stock outstanding                                   5,828                                                 5,828
Diluted income (loss) per common share
       Income (loss) before extraordinary               $  (0.03)                                              $  0.14
        gain
       Extraordinary gain                               $  ---            $0.01             (5)                $  0.01
                                                  --------------                                        --------------
       Net income (loss)                                 $ (0.03)                                              $  0.15
                                                  ==============                                        ==============

----------------------

(1) Represents the profit on sale of FFC totaling $831,000 which represents the difference between the sale price of $8,706,000 and the net carrying value of the investment by the Company as at July 1, 1999 of $7,875,000.
(2) Represents the reversal of imputed interest charges of $337,000 for the six months ended December 31, 1999 as if the sale of FFC and the repayment of the Integral Investments Limited Note ("IIL Note") by the Company had taken place on July 1, 1999; and a $52,000 reduction in interest payments made on the FAI Insurances Limited Note ("FAI Note") resulting from applying the remaining balance of proceeds, after the repayment of the IIL Note, to the FAI Note.
(3) Represents the tax effect of the adjustments referred to in Notes 1 and 2 listed above. Taxation expense has been calculated at an effective tax rate of 35%. The profit on sale of FFC is capital in nature and is assessable under Australian capital gains tax law. In calculating the capital gain all equity accounting is ignored and the cost base of the asset is indexed over time. The capital gains tax applicable to the FFC sale is $70,000.
(4) Represents the reversal of equity in income of FFC for the six months ended December 31, 1999 as if the sale of FFC by the Company had taken place on July 1, 1999.
(5) Represents the $98,000 discount for early repayment of the IIL Note net of tax.

            Unaudited Pro Forma Consolidated Statement of Operations
                      for fiscal year ended June 30, 1999

                                                       HSI
                                                   Consolidated                                           Pro Forma
                                                     June 30,            Pro Forma                         June 30,
                                                      1999              Adjustments         Note             1999
                                                  --------------       -------------       ------       --------------
                                                                            (in thousands, except per share data)
Net sales                                               $ 45,993           $ ---                              $ 45,993
Cost of goods                                            (23,274)                                              (23,274)
                                                  --------------                                        --------------
Gross profit                                              22,719                                                22,719
General and administrative expenses                      (12,673)                                              (12,673)
Amortization and depreciation                             (1,831)                                               (1,831)
Research and development                                    (396)                                                 (396)
                                                  --------------                                        --------------
Income from operations                                     7,819                                                 7,819
Non operating income - other                                 ---             804            (1)                    804
Interest income (expense), net                              (506)            593            (2)                     87
                                                  --------------                                        --------------
Income before income taxes, equity in income
       of affiliated companies and minority                7,313                                                 8,710
        interest
Income tax benefit (expense)                              (3,541)           (274)           (3)                 (3,815)
                                                  --------------                                        --------------
Income before equity in income of affiliated
       companies and minority interest                     3,772                                                 4,895
Equity in income of affiliated companies                     310            (310)           (4)                    ---
Minority interest                                           (334)                                                 (334)
                                                  --------------                                        --------------
Income before extraordinary gain                           3,748                                                 4,561
Extraordinary gain from early
 extinguishment of debt                                      ---              64            (5)                     64
                                                  --------------                                        --------------
Net income                                              $  3,748                                              $  4,625
                                                  ==============                                        ==============

Diluted weighted average shares of Common
       Stock outstanding                                   5,517                                                 5,828
Diluted income (loss) per common share
       Income before extraordinary gain                    $0.68                                                 $0.83
       Extraordinary gain                                  ---             $0.01            (5)                  $0.01
                                                  --------------                                        --------------
       Net income                                          $0.68                                                 $0.84
                                                  ==============                                        ==============


(1) Represents the profit on sale of FFC totaling $804,000 which represents the difference between the sale price of $8,209,000 and the net carrying value of the investment by the Company as at July 1, 1998 of $7,405,000.
(2) Represents the reversal of imputed interest charges of $528,000 for the twelve months ended June 30, 1999 as if the sale of FFC and the repayment of the Integral Investments Limited Note ("IIL Note") by the Company had taken place on July 1, 1998; and a $65,000 reduction in interest payments made on the FAI Insurances Limited Note ("FAI Note") resulting from applying the remaining balance of proceeds, after the repayment of the IIL Note, to the FAI Note.
(3) Represents the tax effect of the adjustments referred to in Notes 1 and 2 listed above. Taxation expense has been calculated at an effective tax rate of 35%. The profit on sale of FFC is capital in nature and is assessable under Australian capital gains tax law. In calculating the capital gain all equity accounting is ignored and the cost base of the asset is indexed over time. The capital gains tax applicable to the FFC sale is $66,000.
(4) Represents the reversal of equity in income of FFC for the twelve months ended June 30, 1999 as if the sale of FFC by the Company had taken place on July 1, 1998.
(5) Represents the $98,000 discount for early repayment of the IIL Note net of tax.

     Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1999

                                                    HSI
                                                Consolidated                                       Pro Forma
                                                December 31,        Pro Forma                     December 31,
                                                    1999            Adjustment        Note            1999
                                              ----------------    --------------    --------    ----------------
                                                                        (in thousands)
ASSETS
Current Assets
     Cash and cash equivalents                         $ 2,254           $  (400)         (1)            $ 1,854
     Accounts receivable, net                            4,613                                             4,613
     Inventories                                         5,774                                             5,774
     Prepaid expenses and other current                  2,264                                             2,264
       assets                                 ----------------    --------------                ----------------
     Total current assets                               14,905              (400)                         14,505
                                              ----------------    --------------                ----------------

Non - current assets
     Investment in affiliated companies                  7,859            (7,859)         (2)                ---
     Capital assets, net                                 3,328                                             3,328
     Intangibles, net                                   22,851                                            22,851
     Deferred income taxes                               1,668                                             1,668
     Other non - current assets                          1,013                                             1,013
                                              ----------------    --------------                ----------------
         Total non - current assets                     36,719            (7,859)                         28,860
                                              ----------------    --------------                ----------------
         Total assets                                  $51,624           $(8,259)                        $43,365
                                              ================    ==============                ================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
     Note payable - FAI Insurances Group               $ 1,301           $  (566)         (3)                735
     Note payable - Integral Investments                 8,301            (8,301)         (4)                ---
       Limited
     Accounts payable - trade                            2,719                                             2,719
     Accrued liabilities                                 1,738                                             1,738
     Lease liability                                       399                                               399
     Income taxes payable                                1,086               (87)         (5)                999
     Deferred income                                     1,100                                             1,100
                                              ----------------    --------------                ----------------
         Total current liabilities                      16,644            (8,954)                          7,690
                                              ----------------    --------------                ----------------
Non-current liabilities
     Note payable - FAI Insurances Group                 3,416               139          (6)              3,555
     Borrowings - FAI Finance Corporation                1,494                                             1,494
     Long term lease liability                             533                                               533
     Accrued liabilities                                   176                                               176
     Deferred income                                       289                                               289
                                              ----------------    --------------                ----------------
       Total non-current liabilities                     5,908               139                           6,047
                                              ----------------    --------------                ----------------
       Total liabilities                                22,552            (8,815)                         13,737
                                              ----------------    --------------                ----------------

Shareholders' equity
     Common stock                                            6                                                 6
     Additional paid-in capital                         23,094                                            23,094
     Secured note issue                                 (2,375)                                           (2,375)
     Accumulated other comprehensive loss                 (568)                                             (568)
     Retained earnings                                   8,915               556          (7)              9,471
                                              ----------------    --------------                ----------------
       Total shareholders' equity                       29,072               556                          29,628
                                              ----------------    --------------                ----------------
       Total liabilities and shareholders'
        equity                                         $51,624           $(8,259)                        $43,365
                                              ================    ==============                ================

___________

(1)  Represents the cash effect of the sale of FFC summarized as follows:

           Installment paid on IIL Note
            pursuant to the Stock Purchase
               Agreement as at
                December 31, 1999              $ (400,000)
           Cash received from sale of
            FFC as at December 31,
            1999                               $8,627,000
           Repayment of IIL Note less a
            $98,000 early repayment discount  $(8,200,000)
           Installment paid on FAI Note        $ (427,000)
                                               ----------
           Cash reserves utilized              $ (400,000)
                                               ==========

(2)  Elimination of FFC on the Company's balance sheet.
(3) Represents the $427,000 installment paid on the FAI Note from the proceeds of the sale; and the reclassification of $139,000 of current debt owing on the FAI Note to long-term debt pursuant to the extension in payment terms granted by FAI Insurances Limited ("FAI") to the Company.
(4) Represents non cash imputed interest adjustments pursuant to United States Generally Accepted Accounting Principles ("USGAAP") and the repayment in full of the IIL Note including a $98,000 early repayment discount summarized as follows:

           Non-cash imputed interest charge for six months from
               December 31, 1999 to
               June 30, 2000                                               $   397,000

           Installment paid on IIL Note pursuant to the Stock Purchase
               Agreement as at December 31, 1999                           $  (400,000)
           Repayment of IIL Note                                           $(8,200,000)
           Early repayment of debt discount                                $   (98,000)
                                                                           -----------
               Total                                                       $(8,301,000)
                                                                           ===========

(5) Represents taxation liability arising on the sale of FFC and the early repayment discount received on the IIL Note.
(6) Represents the reclassification of $139,000 of current debt owing on the FAI Note to long-term debt pursuant to the extension in payment terms granted by FAI to the Company.
(7) Represents the profit on sale of FFC including the early repayment discount received on the IIL Note.

          (c) Exhibits. The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

          2.1 Share Sale Agreement between FAI Home Security Pty. Ltd. and FAI Insurances Limited.

          10.1 Refinancing Agreement between FAI Home Security Pty. Ltd. and FAI Insurances Limited.

          10.2 Guarantee and Indemnity between Ness Products Pty. Limited and FAI Insurances Limited.

          10.3 Fixed and Floating Charge between Ness Products Pty. Limited and FAI Insurances Limited.

          10.4 Secured Promissory Note dated September 30, 1998 between Home Security International, Inc. and Integral Investments Limited previously filed with Form 10-Q on November 16, 1998, and incorporated herein by reference in its entirety.

                       HOME SECURITY INTERNATIONAL, INC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this 8-K report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         HOME SECURITY INTERNATIONAL, INC.
                                  (Registrant)


                         By: /s/ Chris J. MacDonnell
                             --------------------------------
                                 Chris J. MacDonnell
                                 Chief Operating Officer
                                 (Principal Operating Officer)



                         By: /s/ Mark Whitaker
                             --------------------------------
                                 Mark Whitaker
                                 Vice President of Finance and Treasurer
                                 (Principal Financial and Accounting Officer)


Dated: April 14, 2000